Transcontinental Realty Investors, Inc. 10-K

Exhibit 21.1

TRANSCONTINENTAL REALTY INVESTORS, INC.

SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries of and partnership interests of Transcontinental Realty Investors, Inc., the percentage of ownership and the state or other jurisdiction of organization or incorporation as of December 31, 2017:

Note 1: A list of all subsidiaries of Income Opportunity Realty Investors (IOR) is filed as exhibit 21.1 to IOR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 which was filed with the Commission on March 30, 2018 and is incorporated by reference herein.

Corporations (including direct and indirect ownership through subsidiaries)

Name	Ownership	Jurisdiction
1925 Valley View, Inc.	100.00%	Nevada
770 SOUTH POST OAK, INC.	100.00%	Nevada
Abode Properties Trust, Inc.	100.00%	Maryland
Abode Property Services, Inc.	100.00%	Nevada
American Realty Investors, Inc.	1.00%	Nevada
ART Florida Partners I, Inc.	100.00%	Nevada
BW Ranch, Inc.	100.00%	Nevada
Continental Baronne, Inc.	100.00%	Nevada
Continental Common, Inc.	100.00%	Texas
EQK Bridgeview Plaza, Inc.	100.00%	Nevada
Income Opportunity Realty Investors, Inc.	81.25%	Nevada
IORI Minerals, Inc.	100.00%	Nevada
Mandahl Bay Holdings 2, Inc.	100.00%	U.S. Virgin Islands
Kelly Lot Development, Inc.	100.00%	Nevada
Park West One Association, Inc.	100.00%	Texas
South Cochran Corporation	100.00%	Nevada
South Toler, Inc.	100.00%	Texas
T Belmont, Inc.	100.00%	Nevada
T Castle Glen, Inc.	100.00%	Nevada
T Island Bay Corp.	100.00%	Nevada
T Majestic, Inc.	100.00%	Nevada
T Pinnacle, Inc.	100.00%	Nevada
T Plum Creek, Inc.	100.00%	Nevada
T Rogers, Inc.	100.00%	Nevada
T Summer Breeze, Inc.	100.00%	Nevada
T. Copperridge, Inc.	100.00%	Nevada
TCI 151 Acres, Inc.	100.00%	Nevada
TCI 319 Acres, Inc.	100.00%	Nevada
TCI 600 Las Colinas, Inc.	100.00%	Nevada
TCI Anderson Estates, Inc.	100.00%	Nevada
TCI Audubon Terrace, Inc.	100.00%	Nevada
TCI Dedeaux Road, Inc.	100.00%	Nevada
TCI DLJ II, Inc.	100.00%	Nevada
TCI DLJ III, Inc.	100.00%	Nevada
TCI Keller Hicks, Inc.	100.00%	Nevada
TCI LeFlore Estates, Inc.	100.00%	Nevada
TCI McKinney 34, Inc.	100.00%	Nevada
TCI McKinney Ranch, Inc.	100.00%	Nevada
TCI Mercer Crossing, Inc.	100.00%	Nevada
TCI Monticello Estates, Inc.	100.00%	Nevada
TCI MS Investment, Inc.	100.00%	Mississippi
TCI Ocean Estates, Inc.	100.00%	Nevada
TCI Paramount Terrace, Inc.	100.00%	Nevada
TCI Park West I, Inc.	100.00%	Nevada
TCI Riverwalk I, Inc.	100.00%	Nevada
TCI Riverwalk II, Inc.	100.00%	Nevada
TCI UIW, Inc.	100.00%	Nevada
TCI Valley Ranch 20, Inc.	100.00%	Nevada
Transcontinental Gautier Land, Inc.	100.00%	Nevada
Transcontinental Lamar, Inc.	100.00%	Nevada
Transcontinental Realty Investors, Inc.	100.00%	Georgia
Transcontinental Treehouse Corporation	100.00%	Nevada

LLC interests (including direct and indirect ownership through subsidiaries

Name	Ownership	Jurisdiction
Abode Acquisitions 2, LLC	100.00%	Nevada
Abode Acquisitions, LLC	100.00%	Nevada
Abode Apartments at Shadow Mountain, LLC	100.00%	Nevada
Abode Development Holdings, LLC	100.00%	Nevada
Abode Development Properties, LLC	100.00%	Nevada
Abode Mezz Holdings, LLC	100.00%	Delaware
Abode Properties GP, LLC	100.00%	Delaware
Abode Properties Holdings, LLC	100.00%	Nevada
Abode Properties LP, LLC	100.00%	Delaware
Abode Red Rock Properties, LLC	100.00%	Nevada
Abode Sub 10, LLC	100.00%	Nevada
Abode Sub 11, LLC	100.00%	Nevada
Abode Sub 12, LLC	100.00%	Nevada
Abode Sub 13, LLC	100.00%	Nevada
Abode Sub 14, LLC	100.00%	Nevada
Abode Sub 15, LLC	100.00%	Nevada
Abode Sub 16, LLC	100.00%	Nevada
Abode Sub 17, LLC	100.00%	Nevada
Abode Sub 18, LLC	100.00%	Nevada
Abode Sub 19, LLC	100.00%	Nevada
Abode Sub 20, LLC	100.00%	Nevada
Abode Sub 21, LLC	100.00%	Nevada
Abode Sub 22, LLC	100.00%	Nevada
Abode Sub 23, LLC	100.00%	Nevada
Abode Sub 24, LLC	100.00%	Nevada
Abode Sub 25, LLC	100.00%	Nevada
Abode Sub 26, LLC	100.00%	Nevada
Abode Sub 27, LLC	100.00%	Nevada
Abode Sub 28, LLC	100.00%	Nevada
Abode Sub 29, LLC	100.00%	Nevada
Abode Sub 30, LLC	100.00%	Nevada
Abode Sub 31, LLC	100.00%	Nevada
Abode Sub 32, LLC	100.00%	Nevada
Abode Sub 33, LLC	100.00%	Nevada
Abode Sub 34, LLC	100.00%	Nevada
Abode Sub 35, LLC	100.00%	Nevada

Abode Sub 36, LLC	100.00%	Nevada
Abode Sub 37, LLC	100.00%	Nevada
Abode Sub 38, LLC	100.00%	Nevada
Abode Sub 39, LLC	100.00%	Nevada
Abode Sub 40, LLC	100.00%	Nevada
Abode Sub 41, LLC	100.00%	Nevada
Abode Sub 42, LLC	100.00%	Nevada
Abode Sub 43, LLC	100.00%	Nevada
Abode Sub 44, LLC	100.00%	Nevada
Abode Sub 45, LLC	100.00%	Nevada
Abode Sub 46, LLC	100.00%	Nevada
Abode Sub 47, LLC	100.00%	Nevada
Abode Sub 48, LLC	100.00%	Nevada
Abode Sub 49, LLC	100.00%	Nevada
Abode Sub 50, LLC	100.00%	Nevada
Abode Sub 51, LLC	100.00%	Nevada
Abode Sub 52, LLC	100.00%	Nevada
Abode Sub 53, LLC	100.00%	Nevada
Abode Sub 54, LLC	100.00%	Nevada
Abode Sub 55, LLC	100.00%	Nevada
Abode Sub 56, LLC	100.00%	Nevada
Abode Sub 57, LLC	100.00%	Nevada
Abode Sub 58, LLC	100.00%	Nevada
Abode Sub 59, LLC	100.00%	Nevada
Abode Sub 6, LLC	100.00%	Nevada
Abode Sub 60, LLC	100.00%	Nevada
Abode Sub 61, LLC	100.00%	Nevada
Abode Sub 62, LLC	100.00%	Nevada
Abode Sub 63, LLC	100.00%	Nevada
Abode Sub 64, LLC	100.00%	Nevada
Abode Sub 65, LLC	100.00%	Nevada
Abode Sub 66, LLC	100.00%	Nevada
Abode Sub 67 LLC	100.00%	Nevada
Abode Sub 68, LLC	100.00%	Nevada
Abode Sub 69, LLC	100.00%	Nevada
Abode Sub 7, LLC	100.00%	Nevada
Abode Sub 70, LLC	100.00%	Nevada
Abode Sub 71, LLC	100.00%	Nevada
Abode Sub 72, LLC	100.00%	Nevada
Abode Sub 73, LLC	100.00%	Nevada
Abode Sub 74, LLC	100.00%	Nevada
Abode Sub 75, LLC	100.00%	Nevada
Abode Sub 76, LLC	100.00%	Nevada
Abode Sub 77, LLC	100.00%	Nevada
Abode Sub 78, LLC	100.00%	Nevada
Abode Sub 79, LLC	100.00%	Nevada
Abode Sub 8, LLC	100.00%	Nevada
Abode Sub 80, LLC	100.00%	Nevada
Abode Sub 81, LLC	100.00%	Nevada
Abode Sub 82, LLC	100.00%	Nevada
Abode Sub 83, LLC	100.00%	Nevada
Abode Sub 84, LLC	100.00%	Nevada
Abode Sub 85, LLC	100.00%	Nevada

Abode Sub 86, LLC	100.00%	Nevada
Abode Sub 87, LLC	100.00%	Nevada
Abode Sub 88, LLC	100.00%	Nevada
Abode Sub 89, LLC	100.00%	Nevada
Abode Sub 90, LLC	100.00%	Nevada
Abode Sub 91, LLC	100.00%	Nevada
Abode Sub 92, LLC	100.00%	Nevada
Abode Sub 93, LLC	100.00%	Nevada
Abode Sub 94, LLC	100.00%	Nevada
Abode Sub 95, LLC	100.00%	Nevada
Abode Sub 96, LLC	100.00%	Nevada
Abode Sub 101, LLC	100.00%	Nevada
Abode Sub 102, LLC	100.00%	Nevada
Abode Sub 103, LLC	100.00%	Nevada
Abode Sub 104, LLC	100.00%	Nevada
Abode Sub 105, LLC	100.00%	Nevada
Abode Sub 106, LLC	100.00%	Nevada
Abode Sub 107, LLC	100.00%	Nevada
Abode Sub 108, LLC	100.00%	Nevada
Abode Sub 109, LLC	100.00%	Nevada
Abode Sub 110, LLC	100.00%	Nevada
Abode Sub I, LLC	100.00%	Nevada
Abode Sub II, LLC	100.00%	Nevada
Abode Sub III, LLC	100.00%	Nevada
Abode Sub IV, LLC	100.00%	Nevada
Abode Sub V, LLC	100.00%	Nevada
Abode Sub 9, LLC	100.00%	Nevada
ATI MINERAL HOLDINGS, LLC	48.14%	Nevada
Audubon Terrace Managing Member, LLC	100.00%	Nevada
Audubon Terrace, LLC	100.00%	Mississippi
Centennial Village Apartments, LLC	100.00%	Tennessee
David L. Jordan Apartments, Phase III, LLC	0.01%	Mississippi
Dominion at Mercer Crossing, LLC	100.00%	Nevada
Dun-Run Development, LLC	100.00%	U.S. Virgin Islands
Dun-Run Golf, LLC	100.00%	U.S. Virgin Islands
Dun-Run Restaurants, LLC	100.00%	U.S. Virgin Islands
EQK Sesame Square, LLC	100.00%	Nevada
EQK Windmill Farms, LLC	100.00%	Nevada
FBH of Preserve, LLC	100.00%	Texas
FL Westwood, LLC	100.00%	Nevada
Fox Run Apartments, LLC	100.00%	Georgia
IM Manager, LLC	100.00%	Nevada
Lakeside Lofts Apartments, LLC	100.00%	Nevada
LeFlore Estates, LLC	0.01%	Mississippi
Longfellow Investors I, LLC	100.000%	Nevada
Longfellow Investors II, LLC	100.000%	Nevada
Longfellow Investors III, LLC	100.000%	Nevada
Longfellow Investors IV, LLC	100.000%	Nevada
Longfellow Investors V, LLC	100.000%	Nevada
Mount Drive, LLC	100.00%	Tennessee
Ocean Estates, LLC	0.01%	Mississippi
Residential Sub I, LLC	100.00%	Nevada
Residential Sub II, LLC	100.00%	Nevada

Residential Sub III, LLC	100.00%	Nevada
Residential Sub IV, LLC	100.00%	Nevada
Residential Sub IX, LLC	100.00%	Nevada
Residential Sub V, LLC	100.00%	Nevada
Residential Sub VI, LLC	100.00%	Nevada
Residential Sub VII, LLC	100.00%	Nevada
Residential Sub VIII, LLC	100.00%	Nevada
Residential Sub X, LLC	100.00%	Nevada
Residential Sub XI, LLC	100.00%	Nevada
Residential Sub XII, LLC	100.00%	Nevada
Residential Sub XIII, LLC	100.00%	Nevada
Residential Sub XIV, LLC	100.00%	Nevada
Residential Sub XV, LLC	100.00%	Nevada
T Lodges, LLC	100.00%	Nevada
T Midland, LLC	100.00%	Nevada
T Mira Bella, LLC	100.00%	Nevada
T Palm Desert, LLC	100.00%	Nevada
T Peninsula Point, LLC	100.00%	Nevada
T Peterson, LLC	100.00%	Nevada
T Residential Holdings, LLC	100.00%	Nevada
T Residential Holdings, LLC	100.00%	Nevada
T Sierra Court, LLC	100.00%	Nevada
T Sonoma Court, LLC	100.00%	Nevada
T Springs Apts, LLC	100.00%	Nevada
T Toulon, LLC	100.00%	Nevada
T Whitman, LLC	100.00%	Nevada
TCI Blue Ridge, LLC	100.00%	Nevada
TCI Clements, LLC	100.00%	Nevada
TCI Denham Springs, LLC	100.00%	Nevada
TCI Hines Acres, LLC	100.00%	Nevada
TCI LaDue, LLC	100.00%	Nevada
TCI Luna Ventures, LLC	100.00%	Nevada
TCI Manhattan 2, LLC	100.00%	Nevada
TCI Meridian Acres, LLC	100.00%	Nevada
TCI Stanford, LLC	100.00%	Nevada
Terra Lago Apartments, LLC	100.00%	Delaware
The Abode Development West, LLC	100.00%	Nevada
Three Hickory Center, LLC	100.00%	Nevada
TM Manager, LLC	100.00%	Nevada
Travis Ranch, LLC	100.00%	Nevada
Trinity East Energy, LLC	24.50%	Texas

Partnership interests (including direct and indirect ownership through subsidiaries)

Name	Ownership	Jurisdiction
Abode Properties Operating Partnership, LP	100.00%	Delaware
288 City Park Apartments, LTD	99.00%	Texas
30 Castleglen Estates Apartments, LP	99.00%	Texas
Anderson Estates, LP	0.01%	Mississippi
Blue Lake Properties II, LTD	99.00%	Texas
Blue Lake Properties, LTD	99.00%	Texas
Breakwater Bay, LTD	99.00%	Texas

BWR Apartments, L.P.	99.00%	Texas
Capitol Hill Limited Partnership	99.00%	Arkansas
Cascades Apartments, LTD	99.00%	Texas
Centennial Apartments, L.P.	99.00%	Texas
Crossings at Opelika Apartments, L.P.	99.00%	Texas
CTMGT Land Holdings, L.P.	19.90%	Texas
Dakota Arms, LTD	99.00%	Texas
David L. Jordan Apartments Phase II, LP	0.01%	Mississippi
DeSoto Apartments, LTD	99.00%	Texas
DeSoto Ridge Apartments, LTD	99.00%	Texas
Echo Valley Properties, LTD	99.00%	Texas
El Paso Legends, LTD	99.00%	Texas
ERGH Apartments, L.P.	99.00%	Tennessee
Falcon Lakes, LTD	99.00%	Texas
Garden Whispering Pines, LP	99.00%	Delaware
Heather Creek Apartments Mesquite, LTD	99.00%	Texas
Holland Lake Partners, Ltd.	99.00%	Texas
ICGH Villager Associates, Ltd.	100.00%	Florida
KLP Blue Ridge Apartments, LP	24.00%	Texas
KLP Dorado Ranch Apartments, LP	99.00%	Texas
KLP Sugar Mill Apartments, LP	99.00%	Texas
KLP Toulon Apartments, LP	24.40%	Mississippi
Laguna at Mira Lago, LTD	99.00%	Texas
Lake Forest AM, LTD	99.00%	Texas
Lakeview at Pecan Creek Apartments, LTD	99.00%	Texas
Loyal Windsong of Fort Worth, LTD	99.00%	Texas
LPG Apartments, LP	99.00%	Texas
Mansions of Mansfield Apartments, LTD	99.00%	Texas
Monticello Estates, LP	0.01%	Arkansas
Nakash Income Associates	40.00%	Georgia
Northside on Travis, LTD	99.00%	Texas
Oak Hollow Apartments II, LLC	99.00%	Texas
Overlook Phase I, L.P.	99.00%	Texas
Overlook Phase II, L.P.	99.00%	Tennessee
Pacific Galveston Properties, LP	49.00%	Texas
PAR Apartments, L.P.	99.00%	Arkansas
Parc at Clarksville, LP	99.00%	Tennessee
Parc at Denham Springs, LP	24.00%	Louisiana
Parc at Maumelle, LP	99.00%	Arkansas
Parc at Metro Center II, L.P.	99.00%	Tennessee
Parc at Metro Center, Limited Partnership	99.00%	Tennessee
Parc at Millbrook, L.P.	99.00%	Alabama
Parc at Rogers, LP	99.00%	Arkansas
Parc at Rogers, LP	1.00%	Arkansas
Pecan Pointe, LTD	99.00%	Texas
Riverwalk Apartments, LP	0.01%	Mississippi
Riverwalk Apartments, Phase II, LLC	0.01%	Mississippi
RRR Apartments, Ltd.	99.00%	Texas
SA Spanish Trail, LTD	99.00%	Texas
Sawgrass Creek Phase I, L.P.	99.00%	Florida
Sawgrass Creek Phase II, L.P.	99.00%	Florida
Sonoma Court, LTD	99.00%	Texas
Spyglass Apartments of Ennis, L.P.	99.00%	Texas

Starkville Apartments, L.P.	99.00%	Texas
Tattersall Village Apartments, L.P.	99.50%	Georgia
Villas at Park West I, L.P.	99.00%	Colorado
Villas at Park West II, L.P.	99.00%	Colorado
Vistas of Pinnacle Park, LTD	99.00%	Texas
Vistas of Vance Jackson, LTD	99.00%	Texas
VR Apartments, L.P.	99.00%	Texas
Wonder Properties, LTD.	99.00%	Texas
Woodmont TCI Group XIV, LP	75.00%	Texas

Note 1: A list of all subsidiaries of Income Opportunity Realty Investors (IOR) is filed as exhibit 21.1 to IOR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 which was filed with the Commission on April 02, 2018 and is incorporated by reference herein.